8th Annual Ardour Capital Energy Technology Conference New York September 16, 2010

FORWARD-LOOKING INFORMATION SAFE HARBOR This presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as "expect," "believe," "estimate," "anticipate," or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding future growth and profitability, price increases, cost savings, broader product lines, enhanced competitive posture and acquisitions, are included in the company's most recent Annual Report pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to be materially different from any future performance suggested herein. Further, the company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the company's control. Some of the factors that could affect future performance of the company are higher energy and raw material costs, costs of imports and related tariffs, labor relations, capital and environmental requirements, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this presentation, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the company's most recent Annual Report.

TOPICS Summary of Growth Drivers Company Overview Recent Financial Performance Summary Major Growth Drivers Mercury Removal Drinking Water Treatment and Disinfection Ballast Water Disinfection Geographic Expansion Acquisitions

CCC'S MAJOR GROWTH OPPORTUNITIES Growth Opportunity Est. Market Size ($MM) Driver Est. Compliance Date Mercury Removal (Power Plants, Cement, Gold, & Industrial Boilers) 500 Legislation 2014 Elimination of Disinfection Byproducts (Drinking Water) >100 Legislation 2012 - 2014 Control of Cryptosporidium (UV) (Drinking Water) 250 C Legislation 2012 - 2014 Ballast Water Treatment (UV) >15,000 C Legislation 2011/2012* Service - Geographic Expansion TBD Customer Cost Reduction N/A Carbon Cloth Personal Protection TBD Technical Advantage N/A * Retrofitting expected to occur through 2020

2009 Revenue % Total ($MM) Revenue Carbon/Service 358.2 87.0% Granular, Powder, Catalytic Coal, Coconut, Wood-based Reactivation On-site Service Equipment Technologies 43.9 10.7% Carbon Adsorption Odor Control Ultraviolet Light Ion Exchange Consumer 9.8 2.3% Carbon Cloth PreZerve(r) CALGON CARBON PRODUCTS AND SERVICES

CALGON CARBON DIVERSE MARKETS 2008 2009 Consumer Air Pollution Specialty Food Industrial Processes Wastewater Drinking Water 100% 0% Slide 6

CCC'S OPERATIONS ARE GLOBAL

REVENUE IS GROWING $MM Excludes charcoal and Solvent Recovery Business 2010 YTD Sales Growth = 16.9%* * Includes 2010 Acquisitions

NET INCOME IS ALSO GROWING $MM Restructuring Years

GROWTH DRIVERS - MERCURY REMOVAL Mercury Removal from Power Plant Flue Gas Current Driver: State Regulations (U.S.) and Canada Regulations Powdered Activated Carbon (PAC) Injection: Leading Abatement Technology Potential for multi-nation pact (140 countries) U.S. State regulations are principal market drivers today. U.S. timing and treatment requirements are uncertain. - Clean Air Mercury Rule overturned (CAMR) - New EPA regulations expected November 2011 (Consent Decree) - Transport Rule (2012) adds uncertainty regarding eventual size of market - Stricter requirements than CAMR expected - Current market size (1/1/10): ~$165MM

GROWTH DRIVERS - MERCURY REMOVAL Finalized State Legislation in 17 states Proposed State Legislation in 3 states Individual Plant Requirements in 2 states

GROWTH DRIVERS - MERCURY REMOVAL Mercury Removal Major Market Opportunity Approx. Demand Estimate Year (MM lbs./yr.) Driver 2010 165 U.S. State Regulations (17) - Power Plant Flue Gas (PPFG) 2011* 195 + U.S. State and Canadian Regulations - PPFG 2013 225 + U.S. Regulations - Cement Industry 2013/2014 + U.S. Regulations - Gold Industry 2014 500+ + U.S. Regulations - PPFG and Industrial Boilers ? ? Other global regions ? * U.S. federal regulations (EPA) to be finalized November 2011.

GROWTH DRIVERS - MERCURY REMOVAL CCC Market Position Added 70MM lbs. FLUEPAC(r) capacity, further increases planned Awarded contracts valued at $125MM Providing FLUEPAC MC and FLUEPAC MC PLUS Responding to RFQs Developing, testing, and commercializing differentiated products

GROWTH DRIVERS - MERCURY REMOVAL Product Distinguishing Characteristic FLUEPAC ST Cost-effective solution when SO3 present MCPLUS ULTRA Reduces carbon usage up to 70% CFPLUS ULTRA Reduces carbon usage up to 70% and permits fly ash sales MCMAXX Reduces carbon usage and calcium bromide requirements

GROWTH DRIVERS - DRINKING WATER Drinking Water Treatment Driver: Stage 2 Disinfection Byproduct Rule (U.S.) - 2006 Sets maximum levels for disinfection byproducts (DBPs) in drinking water DBPs are potentially harmful compounds formed when chlorine and naturally occurring materials combine Compliance dates for water facilities: 2012 - 2014 Granular Activated Carbon (GAC) eliminates and prevents formation of DBPs Market size: 100+MM lbs. GAC per year (or equivalent) Powdered activated carbon cannot be used CCC awarded $33MM in contracts 2008 - 2010 Opportunity for reactivation

GROWTH DRIVERS - DRINKING WATER DISINFECTION Drinking Water Disinfection Driver: U.S. Legislation - LT2 Mandates control of Cryptosporidium in surface water $250MM Compliance dates for water facilities: 2012 - 2014 Opportunities developing outside U.S. CCC's Ultraviolet Technology controls "Crypto" Sentinel(r) Reactors treating 3B+ gallons per day CCC awarded $27.5MM in contracts 2008 - 2010

GROWTH DRIVERS - BALLAST WATER Ballast Water Disinfection Regulations expected internationally (IMO) and in U.S. (USCG) Will require disinfection of ballast water to prevent spread of invasive species 40,000 - 70,000 vessels will require disinfection systems (in-service and new) Market size: $12B - $21B CCC's Hyde Marine Systems disinfect ballast water* Filtration + Disinfection (UV) IMO type approval Low capital/installation/operating cost Chemical-free Awarded $19.8MM contract (August 2010) * Hyde Marine acquired 2010 - Sold more than 60 systems since acquired

GROWTH DRIVERS - CLOTH AND REGIONAL EXPANSION Carbon Cloth Personal Protection (DoD, Homeland Security, First Responders, Healthcare) Regional Expansion Regional Targets for Growth Opportunity(ies) Asia - Carbon & Reactivation Svc. China - Carbon & Reactivation Svc. to Multi-nationals Central Europe - Carbon & Service Southern Europe - Carbon & Reactivation Svc. - Current Initiatives North Tonawanda, NY react: Complete 2011 Feluy, Belgium react expansion: Complete 2011 China React (near Shanghai) Greenfield: Complete 2011

ACQUISITIONS COMPLETED IN Q1 2010 ADD GROWTH Acquisition Market Purpose Zwicky Europe Growth in Northern Europe Hyde Marine Global Growth through participation in new ballast water treatment market Calgon Carbon Japan Growth in Japan and Asia Japan

THANK YOU "Making Water and Air Safer and Cleaner"